UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 3, 2008

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Cross Country Healthcare, Inc.

 (Exact name of registrant as specified in its charter)

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Delaware	0-33169	13-4066229
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6551 Park of Commerce Blvd., N.W., Boca Raton, FL 33487

(Address of Principal Executive Office) (Zip Code)

(561) 998-2232

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition

(a)  On March 3, 2008, Cross Country Healthcare, Inc. (“the Company”) issued a press release announcing results for its fourth quarter and year ended December 31, 2007, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.  On March 4, 2008, the Company issued a press release announcing it is scheduled to make a presentation, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.  This information is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

Item 7.01

Regulation FD Disclosure

Incorporated by reference are press releases issued by the Company on March 3, 2008, and March 4, 2008, which are attached hereto as Exhibit 99.1 and 99.2, respectively.  This information is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	Press Release issued by the Company on March 3, 2008
99.2	Press Release issued by the Company on March 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

By:	/s/ EMIL HENSEL
Emil Hensel Chief Financial Officer

Dated:  March 4, 2008

LINKS

Item 2.02

Results of Operations and Financial Condition

Item 7.01

Regulation FD Disclosure

Item 9.01

Financial Statements and Exhibits